                                                                   EXHIBIT 10.17

                                        CONFIDENTIAL TREATMENT REQUESTED

                                        UNDER C.F.R. SECTIONS

                                        200.80(b)(4), 200.83 AND 230.406


                                        ****INDICATES OMITTED MATERIAL THAT

                                        IS THE SUBJECT OF A CONFIDENTIAL

                                        TREATMENT REQUEST FILED

                                        SEPARATELY WITH THE COMMISSION


                             (EX(2) SOLUTIONS LOGO)
                     TECHNOLOGY EXPERTISE FOR TOUR BUSINESS

         5300 Riata Park Court, Building A, Suite 100, Austin, T.X. 78727
                         512 371 3800, Fax 512 371 9557.

          Software Support, Development & Maintenance Renewal Agreement

Network Communications, Inc.            Agreement No: 200601132
2300 Newpoint Parkway                   Effective Date: 1 April 2006
Atlanta, GA 30043-5530                  Agreement Term: 12 months

On-site Contact: David Bennett
On-site Phone: (770)962-7220 Ext 24474

Supported Applications: See Appendix A for a detailed list of supported applications.

Monthly fee: ****

Agreement Terms:

     1. All terms and conditions from Exhibit F, Applications Maintenance and Support Agreement, of the Website Development Agreement (September 25,
          2003) are valid for this renewal.

     2.   See Appendix A for details

IN WITNESS WHEREOF, The parties have caused this Agreement to be executed by their duly authorised representatives, on the dates set forth below.

NETWORK COMMUNICATIONS, INC.            EX SQUARED SOLUTIONS, INC.


/s/ GLENN GOAD                          /s/ KRISHNA MURTHY
-------------------------------------   ----------------------------------------
Signature                               Signature

GLENN GOAD                              KRISHNA MURTHY
Name                                    Name

-------------------------------------   CTO
Title                                   Title

-------------------------------------   ----------------------------------------
Date                                    Date

           Appendix A - Monthly Maintenance & Development Fee Schedule

                                                           Monthly
                       Description                           Fee
--------------------------------------------------------   -------
Infrastructure Operations & Maintenance                    ****
   Living Choices Hardware Platform - Development/ Test/
   Stage/Production
   Web Trends platform - Production
   Leads Management System Platform - Production

Database Operations and Maintenance                        ****
   Living Choices Databases
   Blacks Guide Databases
   Unique Homes Databases
   Data Warehouse

Application Maintenance                                    ****
      Living Choices
      Blacks Guide
      Unique Homes
      Unique Homes Platform

Web Trends Software Maintenance & Administration           ****

Web Trends Profile Operations(1) (20 Profiles)             ****
                                                           -------
TOTAL                                                      ****
                                                           =======

                                                    Monthly   Monthly
                   Description                       Hours      Fee
-------------------------------------------------   -------   -------
Development Services(2) - to be applied towards:    ****      ****
   Change Requests on existing applications
   Development of new applications

Product Management Services(3)                      ****      ****
   Consultative Product Management on NCI website
   products - details to be defined
                                                              -------
TOTAL                                                         ****
                                                              =======

NOTES:

(1.) Additional Web Trends profiles over twenty (20) will be billed monthly at $150 Per profile.

(2.) Hours may roll over from month to month within a calendar year. All hours must be used by the end of the calendar year. A maximum of 320 hours may be used in any given month.

(3.) Product Management Services will be jointly defined by NCI and BHI


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